NYSE-A: CTGO BUILDING ALASKA’S NEXT GOLD MINES March 2024 Corporate Presentation Exhibit 99.1

FORWARD LOOKING STATEMENT The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report"). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable. For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.

Alaska considered one of the top 10 jurisdictions in the world for mining investments1 Manh Choh Mine - One of the world’s highest grade open pit gold mines (8 g/t expected average grade) We believe the following factors significantly de-risk the Manh Choh project: Agreement in place with Tetlin Alaska Native Tribe Fully Permitted - All State and Federal permits received Proven operator for Project - Kinross Turn-key operation - major contracts in place Project financing arrangements in place ING/Macquarie Banks - US$70 M Line of Credit Fully funded to production Currently mining and stockpiling ore at the Manh Choh mine site and transporting to the Fort Knox Mill stockpile Production expected Q2 2024 Strong cash flow per share (CFPS) expected to start in 2024 Exploration upside 1. See Fraser Institute’s annual survey of mining companies for 2021 Investment Highlights

Lucky Shot Mine – Initial Resource 100% owned Exploring historic high-grade gold mine Permitted for mining 106,000 Oz Indicated Resource grading 14.5 g/t Au Reserves/Resources Exploration Stage Fort Knox Mill Developing Alaska’s Next Gold Mines Manh Choh Mine – Mining and Stockpiling Ore Underway Partnership with Kinross (70%) and Contango (30%) Using existing Fort Knox milling facilities owned by Kinross Reduced execution risk Partnership with the Alaska Native Tetlin Tribe (Royalty) Alaska’s Golden Triangle

5

Capital Structure

TRADING - NYSE AMERICAN: CTGO[1]

90-Day Avg. Daily Volume	34,286 shares per day
52-week range	US$14.03 - $33.67
Market Cap	$200 M

**Russell 3000 Inclusion - June 26, 2023*

CAPITAL STRUCTURE[2]

Issued & Outstanding	9.6 M
Warrants	0.4 M
Options	0.1 M
Fully Diluted	10.1 M

FINANCIAL POSITION[2]

Cash	$15.5 M
Debt (gross)	$50.0 M

ANALYST COVERAGE

Cantor Fitzgerald	Mike Kozak
Roth Capital Partners	Mike Niehuser
Fundamental Research Corp.	Nina Rose Coderis
Maxim Group	Tate Sullivan
Freedom Capital	Dilrukh Sharipov

TOP SHAREHOLDERS

Hexagon Asset Management	Alaska Future Fund
Tocqueville Asset Management	Insiders
GAMCO Investors	


18%
39%
43%
Institutional
Retail / Others
Directors & Officers (Insiders)

1. Approximate amounts reported as of March 14, 2024
2. Amounts reported as of December 31, 2023

Manh Choh Update – Groundbreaking Ceremony Mining Operations Initiated

Manh Choh Update – Mining Underway

Ahead of Schedule and Still On Budget

Loading and Weighing Manh Choh Ore and then transporting Fort Knox stockpile site – processing to begin in 2024 Ore Stockpiling at Fort Knox Underway

Completed Completed Mill Modifications at Fort Knox Completed

Manh Choh Gold Project: Anticipated Economics

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CONTANGO ORE
GOLD SILVER COPPER

Model Assumptions per Contango Manh Choh SK 1300 Report[1]

- **Using existing infrastructure at Fort Knox, Peak Gold is planning on a H2 2024 start date**
- **Production estimate of 914,000 GEO over a 4.5-years equating to roughly 225,000 gold equivalent ounces ("GEO") per annum (30% to Contango Ore = +274,000 GEO or 67,500 GEO/Yr)[1]**
- **Average processed grades expected to be ~8 g/t Au**
- **Capital Costs**
  - ➔ **Initial $189 million (including $14M Contingency) for Peak Gold – Contango's Share: $56.8 million**
  - ➔ **$26 million Capitalized Strip – Contango: $7.8 million**
  - ➔ **Total Capital Costs to Contango = $64.6 million based on the Manh Choh SK 1300 Report[1]**
- **Operating Costs - Contango AISC = $1,116/GEO[1]**

[1] See Contango's SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in "Q2 Corporate Update" Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold" is a non-GAAP ratio. "GEO" refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.

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Timeline to Production

Contango forecast suggest first production could be in Q2 2024

- With ~$2 M exploration drilling to potentially expand the mine life

- Approximately $19 M program in 2021 which included resource in-fill, hydrology, geotechnical, metallurgical engineering; environment and community outreach

- Approximately $40 M program in 2022
- Kinross Feasibility Study completed and permitting activities are advancing well
- Wetlands Dredge and Fill (404) Permit from USACE
- Other permits issued by State of Alaska

Production expected to commence in H2 2024

DRILLING → **SCOPING STUDY** → **PERMITTING & FEASIBILITY** → **DETAILED DESIGN PROCUREMENT CONSTRUCTION** → **PRODUCTION**

Community Engagement

- Tetlin Tribe indicates their support for the project development plan;
- Continued community engagement

"Early Works" construction decision announced in July 2022
Road construction/mill modification/camp

Mine Site construction decision with receipt of Mine Operating Plan approved in May 2023



Image used with permission from Kinross

CONTANGO ORE

Illustrative Economics at Select Gold Prices1 At gold spot price ($1,920/Ounce) as of July 10, 2023 $129 M+ of annual revenue $54 M+ of annual cash flow 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation. Manh Choh Illustrative Economics Hedged Gold – Forward prices at $2,025 Suzanne LaFrance Suzanne LaFrance Suzanne LaFrance

Main MC North MC $4.7 Million Exploration Program Budgeted for 2024 Continued exploration drilling for new resources in Chief Danny area Further evaluation of 685,000 acre Manh Choh project Follow-up regional stream sediment sampling anomalies Trenching Continued geologic mapping Follow-up on detailed geophysical survey anomalies (gravity) Manh Choh Project and Surrounding Targets Suzanne LaFrance

1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p. 1 Early-Stage Exploration Projects (100% owned) Eagle-Hona Triple Z Shamrock Current focus on Lucky Shot mine Tintina Gold Belt1: >100 Million Ounce Gold Endowment

Coleman Adit Lucky Shot “500” Adit War Baby Adit Looking NNE Enserch Tunnel Lucky Shot Vein è 15.6 g/t Au = ½ Oz/ton Au1 è +1 mile (1.6 km) strike length and open along strike and down dip See https://www.contangoore.com/press-release/contango-ore-issues-initial-s-k-1300-resource-technical-report-summary-for-the-lucky-shot-project-alaska-indicated-grades-average-15-g-t Lucky Shot Vein: Overview

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Lucky Shot Vein: Oblique View – Looking West

Coleman Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	190,092	15.6	95,036
TOTAL	190,092	15.6	95,036
Inferred	74,265	9.9	23,642

Lucky Shot Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	36,871	8.9	10,584
TOTAL	36,871	8.9	10,584
Inferred	7,793	5.9	1,468

Combined Segments of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	226,963	14.5	105,620
TOTAL	226,963	14.5	105,620
Inferred	82,058	9.5	25,110

Coleman and Lucky Shot Resources Tables[1] Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA

Link: https://www.contangoore.com/investors/overview


Coleman
Lucky Shot
War Baby
Murphy
Plan to drill 12 to 15 holes totaling ~3,000 meters in this area from surface to expand Coleman Segment of Lucky Shot Vein
Plunge +18
Azimuth 245
E
0
250
500
750

Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade ("COG").

Coleman Segment of Lucky Shot Vein: Infill and Expand Resource Large multi-drill hole pad established Drill on Deck and drilling away end of August

? Coleman Segment of Lucky Shot Vein: Infill and Expand Resource Objectives: Upgrade 100,000 Oz Indicated Resource to Measured category Increase M&I resource to 150,000 Oz Evaluate mine optimization from Enserch Tunnel Assess continued exploration opportunities Classification Tonnes  Au Grade (g/t) Au Ounces   Measured - - - Indicated 190,092 15.6 95,036 TOTAL 190,092 15.6 95,036 Inferred 74,265 9.9 23,642 Currently: Coleman Segment of Lucky Shot Vein ?

Oblique View of Lucky Shot Segment – Looking NE Lucky Shot Vein: Exploration Open Along Strike and Down Dip Classification Tonnes  Au Grade Au Ounces (g/t) Measured - - - Indicated 36,871 8.9 10,584 TOTAL 36,871 8.9 10,584 Inferred 7,793 5.9 1,468 Lucky Shot Segment of Lucky Shot Vein

Planned In-Fill Drill Program for 15-20 Meter spacing Looking Southwest Lucky Shot Vein: 300,000 to 400,000 oz Potential Hangingwall Drilling Objective: Define 100,000 to 150,000 oz Indicated Resource Exploration Drill Program Objectives Coleman Drilling – 120,000 to 150,000 oz (M&I) Footwall Drilling - 100,000 to 150,000 oz (M&I) Total: ~250,000 to 300,000 oz

Corporate Strategy The Lassonde Curve - The Challenge…..and the Opportunity Time

Corporate Strategy The Lassonde Curve - The Challenge..…and the Opportunity Contango Value TargetCo Value Target Acquisitions to focus on: Quality Ounces è brings leverage to gold price Mining friendly jurisdictions è can be permitted Existing infrastructure Potential for DSO* and/or to use under-utilized mill capacity Use our capital as demonstrated at Manh Choh and Lucky Shot è easier to permit è lower capital è reduce orphan period è Grow production and leverage to gold * DSO – Direct Shipping Ore

THANK YOU Corporate Inquires: info@contangoore.com +1-907-888-4273 www.contangoore.com Twitter: @orecontango LinkedIn: Contango ORE Instagram: ContangoORE Facebook: Contango ORE

This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA. NON-GAAP RECONCILIATION DISCLAIMER